Note 10 - Long-Term Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
(10)         Long-Term Debt

	December 31,
	2010	2011
	(in thousands)
Senior Unsecured Notes Payable (a)	$—	$250,000
Senior Secured Revolving Credit Facility, Bank of America, N.A. (b)	—	5,000
Working capital facilities, Barclays (c)	4,998	39,063
Various subordinated unsecured notes payable; maturing at various dates from 2011 through 2014 (d)	4,858	2,649
	9,856	296,712
Less current portion	2,312	1,932
	$7,544	$294,780

(a)        On July 19, 2011, the Company closed a private offering of $250.0 million in aggregate principal amount of 9.0% senior notes due 2019 (the “Senior Unsecured Notes”). The Senior Unsecured Notes were issued at a price of 100% of their principal amount. The Senior Unsecured Notes are senior obligations of ExamWorks and are guaranteed by ExamWorks’ existing and future U.S. subsidiaries. A portion of the gross proceeds of $250.0 million were used to repay borrowings outstanding under the Company’s Senior Secured Revolving Credit Facility and pay related fees and expenses, and the remainder will be used for general corporate purposes, including acquisitions.

The Senior Unsecured Notes were issued under an Indenture, dated as of July 19, 2011 (the “Indenture”), among the Company, the Guarantors and U.S. Bank, National Association, as trustee (the “Trustee”).  The Senior Unsecured Notes are the Company’s general senior unsecured obligations, and rank equally with the Company’s existing and future senior unsecured obligations and senior to all of the Company’s further subordinated indebtedness. The Senior Unsecured Notes accrue interest at a rate of 9.0% per year, payable semi-annually in cash in arrears on January 15 and July 15 of each year, commencing January 15, 2012.

At any time on or after July 15, 2015, the Company may redeem some or all of the Senior Unsecured Notes at the redemption prices stated in the Indenture, plus accrued and unpaid interest to the date of redemption. Prior to July 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Senior Unsecured Notes with net cash proceeds from certain equity offerings at a redemption price equal to 109% of the aggregate principal amount of the Senior Unsecured Notes, plus accrued and unpaid interest, if any, provided that at least 65% of the original aggregate principal amount of the Senior Unsecured Notes remains outstanding after redemption. Further, the Company may redeem some or all of the of the Senior Unsecured Notes at any time prior to July 15, 2015 at a redemption price equal to 100% of the principal amount of the Senior Unsecured Notes plus a make whole premium described in the Indenture, plus accrued and unpaid interest.

The Indenture includes covenants which, subject to certain exceptions, limit the ability of the Company and its restricted subsidiaries (as defined in the Indenture) to, among other things, incur additional indebtedness, make certain types of restricted payments, incur liens on assets of the Company or the restricted subsidiaries, engage in asset sales and enter into transactions with affiliates. Upon a change of control (as defined in the Indenture), the Company may be required to make an offer to repurchase the Senior Unsecured Notes at 101% of their principal amount, plus accrued and unpaid interest. The Indenture also contains customary events of default.

(b)     The Company entered into a Senior Secured Revolving Credit Facility agreement dated November 2, 2010 with Bank of America, N.A. The facility initially consisted of a $180.0 million revolving credit facility. The facility is available to finance the Company’s acquisition program and working capital needs. On February 9, 2011, the Company exercised the accordion feature of the Senior Secured Revolving Credit Facility, increasing the facility from $180.0 million to $245.0 million.

On May 6, 2011, the Company increased and fully exercised the accordion features of the Senior Secured Revolving Credit Facility.  The increase and exercise of the accordion feature increased the committed capacity of the credit facility by $55.0 million, from a total of $245.0 million to a total of $300.0 million.

On July 7, 2011, the Company entered into a second amendment to its Senior Secured Revolving Credit Facility (the “Second Amendment”) which became effective simultaneously with the consummation of the Company’s private offering of the Senior Unsecured Notes.  The Second Amendment amended the Senior Secured Revolving Credit Facility to, among other things, (i) extend the maturity date of the Senior Secured Revolving Credit Facility from November 2013 to July 2016; (ii) permit the issuance and sale of the Senior Unsecured Notes; (iii) replace the consolidated senior leverage ratio with a consolidated senior secured leverage ratio while permitting the maximum consolidated senior secured leverage ratio to be 3.00 to 1; (iv) permit the Company’s maximum consolidated leverage ratio to increase from 3.5 to 1 to 4.75 to 1; (v) reduce the borrowing cost; and (vi) allow the Company to complete acquisitions with a purchase price of up to $75.0 million (previously $50.0 million) without prior lender consent. The Second Amendment also reduced the aggregate revolving commitments under the Senior Secured Revolving Credit Facility by $37.5 million for a maximum commitment of $262.5 million, subject to the Company’s right to increase the aggregate revolving commitments by $37.5 million for a maximum commitment of $300.0 million, so long as the Company is not in default and the Company satisfies certain other customary conditions.

Borrowings under the Senior Secured Revolving Credit Facility, as amended, bear interest, at either (i) LIBOR plus the applicable margin or (ii) a base rate (equal to the highest of (a) the federal funds rate plus 0.5%, (b) the Bank of America prime rate and (c) LIBOR (using a one month-period) plus 1.0%), plus the applicable margin, as the Company elects. The applicable margin means a percentage per annum determined in accordance with the following table:

Pricing Tier	Consolidated Senior Secured Leverage Ratio	Commitment Fee/Unused Line Fee	Letter of Credit Fee	Eurocurrency Rate Loans	Base Rate Loans
1	≥ 2.50 to 1.0	0.50%	3.75%	3.75%	2.75%
2	≥ 2.00 to 1.0 but < 2.50 to 1.0	0.45%	3.50%	3.50%	2.50%
3	≥ 1.50 to 1.0 but < 2.00 to 1.0	0.40%	3.25%	3.25%	2.25%
4	≥ 1.00 to 1.0 but < 1.50 to 1.0	0.35%	3.00%	3.00%	2.00%
5	< 1.00 to 1.0	0.30%	2.75%	2.75%	1.75%

In the event of default, the outstanding indebtedness under the facility will bear interest at an additional 2%.

The Senior Secured Revolving Credit Facility contains restrictive covenants, including among other things financial covenants requiring the Company to not exceed a maximum consolidated senior secured leverage coverage ratio, a maximum total consolidated leverage ratio and to maintain a minimum consolidated fixed charge coverage ratio. The Senior Secured Revolving Credit Facility also restricts the Company’s ability (subject to certain exceptions) to incur indebtedness, prepay or amend other indebtedness, create liens, make certain fundamental changes including mergers or dissolutions, pay dividends and make other payments in respect of capital stock, make certain investments, sell assets, change its lines of business, enter into transactions with affiliates and other corporate actions.

On February 27, 2012, the Company entered into a third amendment to its Senior Secured Revolving Credit Facility (the “Third Amendment”). The Third Amendment amended the Senior Secured Revolving Credit Facility as to the definitions of consolidated fixed charges and consolidated fixed charge coverage ratio and does not permit the consolidated fixed charge coverage ratio as of the end of any fiscal quarter to be less than (i) for an fiscal quarter ending during the period from December 31, 2011 to and including September 30, 2012, 1.75 to 1.00 and (ii) for an fiscal quarter ending thereafter, 2.00 to 1.00.

As of December 31, 2011, the Company had $5.0 million outstanding under the Senior Secured Revolving Credit Facility, bearing interest at a rate of 3.00%, resulting in $257.5 million of undrawn commitments (without taking into account $190,000 outstanding under a letter of credit). However, the credit agreement governing the Company’s Senior Revolving Credit Facility contains restrictive covenants, including among other things, financial covenants which may limit the amount of borrowings available.

(c)           On September 29, 2010, the Company’s indirect wholly-owned subsidiary UKIM entered into a Sales Finance Agreement (the “UKIM SFA”) with Barclays Bank PLC (“Barclays”), pursuant to which Barclays will provide UKIM a working capital facility of up to £5,000,000, subject to the terms and conditions of the UKIM SFA. The working capital facility bears a discount margin of 2.5% over Base Rate (0.5% rate on December 31, 2011) and serves to finance UKIM’s unpaid account receivables. The working capital facility operates on a co-terminus and cross-default basis with other facilities provided by Barclays and with the Senior Secured Revolving Credit Facility. As of December 31, 2011, the Company had $6.6 million outstanding under the working capital facility, resulting in approximately $1.1 million in availability.

On May 12, 2011, the Company’s indirect wholly-owned subsidiary Premex entered into a Sales Finance Agreement (the “Premex SFA”) with Barclays, pursuant to which Barclays will provide Premex a working capital facility of up to £26,500,000, subject to the terms and conditions of the Premex SFA. The working capital facility bears a discount margin of 2.4% over Base Rate (0.5% rate on December 31, 2011) and serves to finance Premex’s unpaid account receivables. The working capital facility operates on a co-terminus and cross-default basis with other facilities provided by Barclays and with the Senior Secured Revolving Credit Facility. As of December 31, 2011, the Company had $32.5 million outstanding under the working capital facility, resulting in approximately $8.5 million in availability.

(d)           During 2009 and 2010, the Company issued seller debt in the form of subordinated unsecured notes payable with an estimated fair value of approximately $5.5 million relating to certain acquisitions (see Note 3). These notes are unsecured and subordinated to the Senior Secured Revolving Credit Facility and the Senior Unsecured Notes issued in July 2011. Five notes payable totaling $4.4 million bear interest at 6%, and are payable quarterly with amounts ranging between $50,000 and $76,000, with maturity dates ranging from August 2011 through March 2013. The remaining balance of the notes payable, $1.1 million, are noninterest bearing and are payable annually with amounts ranging between $250,000 and $333,000, maturing in 2014. The Company made principal payments totaling $2.4 million during the year ended December 31, 2011.

As of December 31, 2011, future maturities of long-term debt were as follows (in thousands):

		Amount
Years ended December 31:
	2012	$1,932
	2013	6,988
	2014	32,792
	2015	—
	2016	5,000
	Thereafter	250,000
Total		$296,712